UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported):    March 15, 2002
                                                           ---------------


                 Bank of America, National Association (U.S.A.)
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)
            (Originator of the NationsBank Credit Card Master Trust)


          United  States          33-69572                51-0313900
          --------------         -----------          -------------------

          (State  or  other      (Commission          (I.R.S.  Employer
          jurisdiction  of       File Number)         Identification Number)
          incorporation)


                             1825 East Buckeye Road
                             Phoenix, Arizona  85034

                    (Address of principal executive offices)
                    ----------------------------------------


      (Registrant's telephone number, including area code):  (704) 386-1465
                                                             --------------

Item  5.  Other  Events
          -------------
          The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.

Item 7.   Financial Statement, Pro Forma Financial Statements and Exhibits
          ----------------------------------------------------------------


   (c)    Exhibits.

          99A  Monthly  Certificateholder's  Statement  --
               NationsBank  Credit  Card  Master  Trust
               $500,000,000  Class  A  6.0%  Asset  Backed
               Certificates,  Series  1993-2

          99B  Monthly  Certificateholder's  Statement  --
               NationsBank  Credit  Card  Master  Trust
               $31,915,000  Class  B  6.25%  Asset  Backed
               Certificates,  Series  1993-2

          99E  Monthly  CertificateholderStatement  --
               NationsBank  Credit  Card  Master  Trust
               $756,000,000  Class  A  5.29375%  Asset  Backed
               Certificates,  Series  1996-1

          99F  Monthly  CertificateholderStatement  --
               NationsBank  Credit  Card  Master  Trust
               $58,500,000  Class  B  5.42375%  Asset  Backed
               Certificates,  Series  1996-1

                                    SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.




                   Bank of America, National Association (USA)
                   -------------------------------------------
                                  (Registrant)





          Dated:   March  15,  2002
                   ----------------





          By:  /s/   R.  Brian  Rozelle
               ------------------------
          Name:      R.  Brian  Rozelle
          Title:     Assistant  Vice  President
                     (Duly  Authorized  Officer)

                                INDEX TO EXHIBITS
                               ------------------

                                                                 Sequentially
  Exhibit                                                          Numbered
  Number             Exhibit                                         Page
  -------            -------                                     ------------


   99A    Monthly  Certificateholder's  Statement  --            Exhibit  99
          NationsBank  Credit  Card  Master  Trust               A & B
          $500,000,000  Class  A  6.0% Asset Backed              5-10
          Certificates,  Series  1993-2



   99B    Monthly  Certificateholder's  Statement  --            Exhibit  99
          NationsBank  Credit  Card  Master  Trust               A & B
          $31,915,000  Class  B  6.25% Asset Backed              5-10
          Certificates,  Series  1993-2



   99E    Monthly  CertificateholderStatement  --                Exhibit  99
          NationsBank Credit Card Master Trust                   F, G, & H
          $756,000,000  Class  A  5.29375%  Asset  Backed        11-17
          Certificates,  Series  1996-1



   99F    Monthly  CertificateholderStatement  --                Exhibit  99
          NationsBank Credit Card Master Trust                   F, G, & H
          $58,500,000  Class  B  5.42375%  Asset  Backed         11-17
          Certificates,  Series  1996-1


                                   MONTHLY CERTIFICATEHOLDERS STATEMENT
                                       NATIONSBANK OF DELAWARE, N/A
                                   NATIONSBANK CREDIT CARD MASTER TRUST
                                              SERIES 1993-2
                                              -------------

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement,  dated  as  of  December 1, 1993
     (as  amended  or  supplemented,  the "Pooling and Servicing Agreement"), as supplemented by the
     Series  1993-2  Supplement,  dated  as of December 1, 1993 (the "Supplement" and, together with the  Pooling  and  Servicing Agreement, the "Agreement"), each between NationsBank of Delaware,
     N.A.  as  Transferor  and  Servicer,  and  The  Bank  of  New York, as Trustee, the Servicer is
     required  to  prepare  certain  information  each  month  regarding  distributions  to
     Certificateholders  and  the  performance  of  the  Trust.  The information with respect to the applicable  Distribution  Date  and  Due  Period  is  set  forth  below.


         Due Period                                                                          Feb-02
         Determination Date                                                               08-Mar-02
         Transfer Date                                                                    14-Mar-02
         Distribution Date                                                                15-Mar-02
         Amortization Period?                                                      No
         Class A Accumulation Period?                                              No
         Class B Accumulation Period?                                              No
         Early Amortization Period?                                                No


A        Receivables for Due Period

A(1)     Beginning Principal Receivables                                           2,449,036,808.89
         Beginning Finance Charge Receivables (excluding Interchange)                 18,744,111.06
         Beginning Discount Receivables                                                        0.00
                                                                                   -----------------
         Beginning Receivables                                                     2,467,780,919.95

A(2)     Removed Principal Receivables                                                         0.00
         Removed Finance Charge Receivables (excluding Interchange)                            0.00
         Removed Receivables                                                                   0.00

A(3)     Principal Receivables with respect to Additional Accounts                             0.00
         Finance Charge Receivables with respect to Additional Accounts
         (excluding Interchange)                                                               0.00
                                                                                   -----------------
         Receivables with respect to Additional Accounts                                       0.00

A(4)     Principal Receivables billed                                                453,406,690.80
         Finance Charge Receivables billed (excluding Interchange)                    28,743,782.06
         Receivables billed                                                          482,150,472.86

A(5)     Discount Receivables Generated                                                        0.00

A(6)     Collections of Principal Receivables                                        460,917,134.90
         Collections of Finance Charge Receivables (excluding Interchange)            30,350,942.85
         Total Collections                                                           491,268,077.75

A(7)     Default Amount                                                               11,834,065.07

A(8)     Ending Principal Receivables                                              2,429,692,299.71
         Ending Finance Charge Receivables (excluding Interchange)                    17,136,950.28
         Ending Discount Receivables                                                           0.00
                                                                                   -----------------
         Ending Receivables                                                        2,446,829,249.99

A(9)     Beginning Aggregate Invested Amount                                       1,422,915,000.00
         Beginning Aggregate Invested Percentage                                              58.10%

A(10)    Beginning Transferor Amount                                               1,026,121,808.89
         Net Change in Transferor Amount                                             (19,344,509.17)
         Ending Transferor Amount                                                              0.00
         Beginning Transferor Interest Percentage                                              0.00%

A(11)    Collections of Finance Charge Receivables allocable to Interchange            7,116,336.25

         Exhibit 99 A and B
         Page 5 of 17

B        Delinquencies and Losses for Due Period

B(1)     Delinquent Accounts
         30-59 Days Delinquent                                                                7,999
         60-89 Days Delinquent                                                                5,080
         90-119 Days Delinquent                                                               4,016
         120 + Days Delinquent                                                                5,887

B(2)     Defaulted Accounts                                                                       0

B(3)     Delinquent Receivables
         30-59 Days Delinquent                                                        34,550,752.05
         60-89 Days Delinquent                                                        23,694,985.92
         90-119 Days Delinquent                                                       19,116,168.45
         120 + Days Delinquent                                                        28,204,164.50

B(4)     Default Amount                                                                9,192,120.47

C        Base Rate and Portfolio Yield

C(1)     Base Rate (Current Due Period)                                                        8.02%
         Base Rate (Prior Due Period)                                                          8.02%
         Base Rate (Two Due Periods Ago)                                                       8.02%
         Three Month Average Base Rate                                                         8.02%

C(2)     Portfolio Yield (Current Due Period)                                                 13.85%
         Portfolio Yield (Prior Due Period)                                                   14.54%
         Portfolio Yield (Two Due Periods Ago)                                                14.66%
         Three Month Average Portfolio Yield                                                  14.35%

D        Series 1993-2 Invested Amount

D(1)     Class A Initial Invested Amount                                             500,000,000.00
         Class B Initial Invested Amount                                              31,915,000.00
                                                                                   -----------------
         Initial Invested Amount                                                     531,915,000.00

D(2)     Class A Invested Amount as of the beginning of the Due Period               500,000,000.00
         Class B Invested Amount as of the beginning of the Due Period                31,915,000.00
                                                                                   -----------------
         Invested Amount as of the beginning of the Due Period                       531,915,000.00

D(3)     Class A Invested Amount at the end of revolving period                    N/A
         Class B Invested Amount at the end of revolving period                    N/A
         Invested Amount at the end of revolving period                            N/A

D(4)     Principal Funding Account Balance as of end of day on preceding
         Distribution Date                                                                     0.00
         Deposits to Principal Funding Account                                                 0.00
         Principal Funding Investment Proceeds                                                 0.00
         Withdrawals from Principal Funding Account                                            0.00
         Allocation of Principal Funding Investment Proceeds                                   0.00
                                                                                   -----------------
         Principal Funding Account Balance as of end of day on current                         0.00
         Distribution Date

D(5)     Class A Adjusted Invested Amount as of the beginning of the Due Period      500,000,000.00
         Class B Adjusted Invested Amount as of the beginning of the Due Period       31,915,000.00
                                                                                   -----------------
         Adjusted Invested Amount as of the beginning of the Due Period              531,915,000.00

D(6)     Enhancement Initial Invested Amount                                                   0.00
         Enhancement Invested Amount                                                           0.00

D(7)     Floating Allocation Percentage                                                       21.72%

D(8)     Principal Allocation Percentage                                                      21.72%

         Exhibit 99 A and B
         Page 6 of  17

E        Servicing Fee Calculation

E(1)     Servicing Base Amount                                                       531,915,000.00

E(2)     Servicer Interchange                                                            332,446.88
         Class A Servicing Fee                                                           520,833.44
         Class B Servicing Fee                                                            33,244.69
                                                                                   -----------------
         Subtotal                                                                        886,525.01
         Investor Monthly Servicing Fee                                                  886,525.01
                                                                                   -----------------
         Shortfall of Servicer Interchange                                                     0.00

E(3)     Investor Default Amount                                                       1,996,528.57
E(4)     Monthly Cash Collateral Fee                                                       8,532.87

F        Reserve Account

F(1)     Reserve Account Balance as of end of day on preceding Distribution Date               0.00
         Deposits to Reserve Account                                                           0.00
         Interest earnings on Reserve Account                                                  0.00
         Withdrawals from Reserve Account                                                      0.00
                                                                                   -----------------
         Reserve Account Balance as of end of day on current Distribution Date                 0.00

F(2)     Required Reserve Account Amount                                                       0.00
F(3)     Available Reserve Account Amount                                                      0.00
F(4)     Reserve Draw Amount                                                                   0.00
F(5)     Reserve Account Surplus                                                               0.00
F(6)     Covered Amount                                                            N/A

G        Cash Collateral Account

G(1)     Initial Shared Collateral Amount                                             26,595,833.00
         Initial Class B Collateral Amount                                             5,319,167.00
                                                                                   -----------------
         Initial Cash Collateral Amount                                               31,915,000.00

G(2)     Cash Collateral Account balance as of end of day on preceding
         Distribution Date                                                            31,915,000.00
         Deposits to Cash Collateral Account                                                   0.00
         Withdrawals from Cash Collateral Account                                              0.00
                                                                                   -----------------
         Cash Collateral Account balance as of end of day on current                  31,915,000.00
         Distribution Date

G(3)     Cash Collateral Account Surplus                                                       0.00

G(4)     Available Shared Collateral Amount                                           26,595,833.00
         Available Cash Collateral Amount                                             31,915,000.00

G(5)     Required Draw Amount                                                                  0.00
         Interest Draw Amount                                                                  0.00
         Servicing Draw Amount                                                                 0.00
         Default Draw Amount                                                                   0.00
         Reimbursement Draw Amount/Special Draw Amount/Class
         A&B Principal Draw Amount                                                             0.00
                                                                                   -----------------
                                                                                               0.00

         Exhibit 99 A and B
         Page 7 of 17

H        Class A Available Funds

H(1)     Class A Floating Percentage                                                          94.00%

H(2)     Principal Funding Investment Proceeds (if applicable to Class A)                      0.00
         Class A Finance Charge Collections (excluding Interchange)                    6,196,691.30
         Class A allocation of Servicer Interchange                                    1,452,928.14
         Reserve Draw Amount (if applicable to Class A)                                        0.00
                                                                                   -----------------
         Class A Available Funds                                                       7,649,619.44

H(3)     Class A Monthly Interest                                                      2,500,000.00
                                                                                   -----------------
         Class A Interest Shortfall                                                            0.00

H(4)     Class A Additional Interest                                                           0.00
         Class A Servicing Fee                                                           520,833.44
         Class A allocation of Servicer Interchange                                      312,500.07
         Class A Investor Default Amount                                               1,876,736.86

H(5)     Distribution of Class A Available Funds
         Class A Monthly Interest plus amounts previously due
         but not distributed                                                           2,500,000.00
         Class A Additional Interest plus amounts
         previously due but not distributed                                                    0.00
         Class A Servicing Fee plus amounts previously due
         but not distributed                                                             520,833.44
         Class A allocation of Servicer Interchange                                      312,500.07
         Class A Investor Default Amount                                               1,876,736.86
                                                                                   -----------------
         Total Class A Excess Spread                                                   2,439,549.07

H(6)     Required Amount                                                                       0.00

I        Class B Available Funds

I(1)     Class B Floating Percentage                                                           6.00%

I(2)     Principal Funding Investment Proceeds (if applicable to Class B)                      0.00
         Class B Finance Charge Collections (excluding Interchange)                      395,533.49
         Class B allocation of Servicer Interchange                                       92,740.09
         Reserve Draw Amount (if applicable to Class B)                                        0.00
         Class B Available Funds                                                         488,273.58

I(3)     Class B Monthly Interest                                                        166,223.96
                                                                                   -----------------
         Class B Interest Shortfall                                                            0.00

I(4)     Class B Additional Interest                                                           0.00
         Class B Servicing Fee                                                            33,244.69
         Class B allocation of Servicer Interchange                                       19,946.81

I(5)     Distribution of Class B Available Funds
         Class B Monthly Interest plus amounts previously due
         but not distributed                                                             166,223.96
         Class B Additional Interest plus amounts
         previously due but not distributed                                                    0.00
         Class B Servicing Fee plus amounts previously due
         but not distributed                                                              33,244.69
         Class B allocation of Servicer Interchange                                       19,946.81
         Total Class B Excess Spread                                                     268,858.12

I(6)     Class B Investor Default Amount                                                 119,791.71


         Exhibit 99 A and B
         Page 8 of 17

J        Excess Spread and Excess Finance Charge Collections

J(1)     Total Excess Spread                                                           2,708,407.19
         Excess Finance Charge Collections allocated from other series                         0.00
                                                                                   -----------------
                                                                                       2,708,407.19

J(2)     Applied to Required Amount                                                            0.00
         Applied to Class A Investor Charge Offs                                               0.00
         Applied to Class B Monthly Interest & Additional Interest                             0.00
         Applied to Class B Servicing Fee                                                      0.00
         Applied to Class B Investor Default Amount                                      119,791.71
         Applied to Class B Invested Amount reductions                                         0.00
         Applied to Enhancement Invested Amount reductions                                     0.00
         Applied to Cash Collateral Account                                                    0.00
         Applied to Monthly Cash Collateral Fee                                            8,532.87
         Applied to Reserve Account                                                            0.00
         Applied to Cash Collateral Depositor                                                  0.00
                                                                                   -----------------
         Total Excess Finance Charge Collections                                       2,580,082.61

J(3)     Finance Charge Shortfall                                                              0.00

J(4)     Portion of Shared Collateral Amount applied to Required Amount                        0.00
         Portion of Reallocated Principal Collections applied to Required Amount               0.00

K        Principal Collections

K(1)     Available Principal Collections                                             100,111,201.70
         Excess Principal Collections with respect to other Series                             0.00
         Subtotal                                                                    100,111,201.70

K(2)     Class A Principal Percentage                                                         94.00%
         Class A Monthly Principal                                                             0.00

K(3)     Class B Principal Percentage                                                          6.00%
         Class B Monthly Principal                                                             0.00

K(4)     Allocation of Principal Collections
         Deposit to Principal Funding Account                                                  0.00
         Distribution to Cash Collateral Depositor                                             0.00
         Excess Principal Collections                                                100,111,201.70
         Principal Shortfall                                                                   0.00

K(5)     Reallocated Principal Collections pursuant to Section 4.9(a)                          0.00

K(6)     Amount by which Class B Invested Amount was reduced pursuant to 4.7(a)                0.00

L        Accumulation Period

L(1)     Controlled Accumulation Amount (Class A)                                  N/A
         Deficit Controlled Accumulation Amount (Class A)                          N/A
         Controlled Deposit Amount (Class A)                                                   0.00

L(2)     Controlled Accumulation Amount (Class B)                                  N/A
         Deficit Controlled Accumulation Amount (Class B)                          N/A
                                                                                   -----------------
         Controlled Deposit Amount (Class B)                                                   0.00


         Exhibit 99 A and B
         Page 9 of 17

M        Investor Charge Offs

M(1)     Class A Investor Charge Offs                                                          0.00
         Class B Investor Charge Offs                                                          0.00

M(2)     The amount of reimbursed Class A Investor Charge Offs                                 0.00
         The amount of reimbursed Class B Investor Charge Offs                                 0.00

M(3)     The amount, if any, by which the outstanding principal balance of the
         Certificates exceeds the
         Invested Amount after giving effect to all transactions on the
         Distribution Date
         Class A                                                                               0.00
         Class B                                                                               0.00

N        Distributions to Class A Certificateholders
         (per $1,000 original principal amount)

N(1)     Total distribution to Class A Certificateholders                                      5.00
         Amount with respect to interest                                                       5.00
         Amount with respect to principal                                                      0.00
N(2)     Class A Investor Charge Offs                                                          0.00
N(3)     The amount of reimbursed Class A Investor Charge Offs                                 0.00

O        Distributions to Class B Certificateholders
         (per $1,000 original principal amount)

O(1)     Total distribution to Class B Certificateholders                                      5.21
         Amount with respect to interest                                                       5.21
         Amount with respect to principal                                                      0.00
O(2)     Class B Investor Charge Offs                                                          0.00
O(3)     The amount of reimbursed Class B Investor Charge Offs                                 0.00


     NATIONSBANK  OF  DELAWARE,  N.A.
     as  Servicer



BY:     \s\  R.  Brian  Rozelle
        -----------------------
Name:        R.  Brian  Rozelle
Title:       Assistant  Vice  President



                                            Exhibit 99 A and B
                                              Page 10 of 17


                                       MONTHLY CERTIFICATEHOLDERS STATEMENT
                                          NationsBank OF DELAWARE, N.A.
                                       NATIONSBANK CREDIT CARD MASTER TRUST
                                                  SERIES 1996-1

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement,  dated  as  of  December  1,  1993
     (as  amended  or  supplemented,  the  "Pooling  and  Servicing  Agreement"),  as  supplemented  by  the
     Series  1996-1  Supplement,  dated  as  of  June11,  1996  (the  "Supplement"  and,  together  with the  Pooling  and  Servicing  Agreement,  the  "Agreement"),  each  between  NationsBank  of  Delaware,
     N.A.  as  Transferor  and  Servicer,  and  The  Bank  of  New  York,  as  Trustee,  the  Servicer  is
     required  to  prepare  certain  information  each  month  regarding distributions to Certificateholders and  the  performance  of  the Trust.  The information with respect to the applicable Distribution Date and  Due  Period  is  set  forth  below.


         Due Period                                                                                  Feb-02
         Determination Date                                                                       08-Mar-02
         Transfer Date                                                                            14-Mar-02
         Distribution date                                                                        15-Mar-02
         Interest Period                                                                   12/17/01-3/14/02
         Interest Payment date                                                                    15-Mar-02
         Amortization Period?                                                              No
         Class A Accumulation Period?                                                      No
         Class B Accumulation Period?                                                      No
         Early Amortization Period?                                                        No


A        Receivables for Due Period

A(1)     Beginning Principal Receivables                                                   2,449,036,808.89
         Beginning Finance Charge Receivables (excluding Interchange)                         18,744,111.06
         Beginning Discount Receivables                                                                0.00
                                                                                           -----------------
         Beginning Receivables                                                             2,467,780,919.95

A(2)     Removed Principal Receivables                                                                 0.00
         Removed Finance Charge Receivables (excluding Interchange)                                    0.00
                                                                                           -----------------
         Removed Receivables                                                                           0.00

A(3)     Principal Receivables with respect to Additional Accounts                                     0.00
         Finance Charge Receivables with respect to Additional Accounts
         (excluding Interchange)                                                                       0.00
                                                                                           -----------------
         Receivables with respect to Additional Accounts                                               0.00

A(4)     Principal Receivables billed                                                        453,406,690.80
         Finance Charge Receivables billed (excluding Interchange)                            28,743,782.06
                                                                                           -----------------
         Receivables billed                                                                  482,150,472.86

A(5)     Discount Receivables generated                                                                0.00

A(6)     Collections of Principal Receivables                                                460,917,134.90
         Collections of Finance Charge Receivables (excluding Interchange)                    30,350,942.85
                                                                                           -----------------
         Total Collections                                                                   491,268,077.75

A(7)     Default Amount (excluding Recoveries)                                                11,834,065.07

A(8)     Ending Principal Receivables                                                      2,429,692,299.71
         Ending Finance Charge Receivables (excluding Interchange)                            17,136,950.28
         Ending Discount Receivables                                                                   0.00
                                                                                           -----------------
         Ending Receivables                                                                2,446,829,249.99

A(9)     Beginning aggregate Invested Amount                                               1,422,915,000.00
         Beginning aggregate Invested Percentage                                                      58.10%

A(10)    Beginning Transferor Amount                                                       1,026,121,808.89
         Net Change in Transferor Amount                                                     (19,344,509.17)
                                                                                           -----------------
         Ending Transferor Amount                                                          1,006,777,299.71
         Beginning Transferor Interest Percentage                                                     41.90%

A(11)    Collections of Finance Charge Receivables allocable to Interchange                    7,116,336.25


         Exhibit 99 F, G and H
         Page 11 of 17

B        Delinquencies and Losses for Due Period

B(1)     Delinquent Accounts
         30-59 Days Delinquent                                                                        7,999
         60-89 Days Delinquent                                                                        5,080
         90-119 Days Delinquent                                                                       4,016
         120 + Days Delinquent                                                                        5,887

B(2)     Defaulted Accounts                                                                               0

B(3)     Delinquent Receivables
         30-59 Days Delinquent                                                                34,550,752.05
         60-89 Days Delinquent                                                                23,694,985.92
         90-119 Days Delinquent                                                               19,116,168.45
         120 + Days Delinquent                                                                28,204,164.50

B(4)     Default Amount                                                                        9,192,120.47

C        Base Rate and Portfolio Yield

C(1)     Base Rate (Current Due Period)                                                                4.07%
         Base Rate (Prior Due Period)                                                                  4.13%
         Base Rate (Two Due Periods Ago)                                                               4.00%
         Three Month Average Base Rate                                                                 4.07%

C(2)     Portfolio Yield (Current Due Period)                                                         13.87%
         Portfolio Yield (Prior Due Period)                                                           14.56%
         Portfolio Yield (Two Due Periods Ago)                                                        14.68%
         Three Month Average Portfolio Yield                                                          14.37%

D        Series 1996-1 Invested Amount

D(1)     Class A Initial Invested Amount                                                     756,000,000.00
         Class B Initial Invested Amount                                                      58,500,000.00
         Collateral Initial Indebtedness Amount                                               85,500,000.00
                                                                                           -----------------
         Initial Invested Amount                                                             900,000,000.00

D(2)     Class A Investor Amount AU of the beginning of the Due Period                       756,000,000.00
         Class B Investor Amount AU of the beginning of the Due Period                        58,500,000.00
                                                                                           -----------------
         Investor Amount                                                                     891,000,000.00

D(3)     Class A Invested Amount AU the end of revolving period                            N/A
         Class B Invested Amount AU the end of revolving period                            N/A
         Collateral Indebtedness Amount AU the end of revolving period                     N/A
                                                                                           -----------------
         Invested Amount AU the end of revolving period                                    N/A

D(4)     Principal Funding Account Balance AU of end of day on preceding
         Distribution Date                                                                             0.00
         Deposits to Principal Funding Account                                                         0.00
         Principal Funding Investment Proceeds                                                         0.00
         Withdrawals from Principal Funding Account                                                    0.00
         Allocation of Principal Funding Investment Proceeds                                           0.00
                                                                                           -----------------
         Principal Funding Account Balance as of end of day on current Distribution Date               0.00

D(5)     Class A Invested Amount as of the beginning of the Due Period                       756,000,000.00
         Class B Invested Amount as of the beginning of the Due Period                        58,500,000.00
         Collateral Indebtedness Amount as of the beginning of the Due Period                 76,500,000.00
                                                                                           -----------------
         Invested Amount as of the beginning of the Due Period                               891,000,000.00

D(6)     Required Enhancement Amount                                                          84,645,000.00
         Enhancement Surplus                                                                     855,000.00
         Available Enhancement Amount                                                         84,645,000.00

D(7)     Floating Allocation Percentage                                                               36.38%

D(8)     Fixed Allocation Percentage                                                       N/A

         Exhibit 99 F, G and H
         Page 12 of 17

E        Servicing Fee Calculation

E(1)     Servicing Base Amount                                                               891,000,000.00

E(2)     Servicer Interchange                                                                    556,875.00
         Class A Servicing Fee                                                                   787,500.00
         Class B Servicing Fee                                                                    60,937.50
         Collateral Servicing Fee                                                                 79,687.50
                                                                                           -----------------
         Subtotal                                                                              1,485,000.00
         Investor Monthly Servicing Fee                                                        1,485,000.00
                                                                                           -----------------
         Shortfall of Servicer Interchange                                                             0.00

E(3)     Investor Default Amount                                                               3,344,093.43

E(4)

F        Reserve Account

F(1)     Reserve Account Balance as of end of day on preceding Distribution Date                       0.00
         Deposits to Reserve Account                                                                   0.00
         Interest earnings on Reserve Account                                                          0.00
         Withdrawals from Reserve Account                                                              0.00
                                                                                           -----------------
         Reserve Account Balance AU of end of day on current Distribution Date                         0.00

F(2)     Required Reserve Account Amount                                                   N/A
F(3)     Available Reserve Account Amount                                                  N/A
F(4)     Reserve Draw Amount                                                                           0.00
F(5)     Reserve Account Surplus                                                                       0.00
F(6)     Covered Amount                                                                    N/A

G        Cash Collateral Account

G(1)     Initial Cash Collateral Amount                                                                0.00

G(2)     Cash Collateral Account Balance as of end of day on preceding Distribution Date       9,000,000.00
         Deposits to Cash Collateral Account (Net of Investment Earnings)                              0.00
         Investment Earnings on Cash Collateral Account                                           10,683.85
         Withdrawals from Cash Collateral Account                                                 10,683.85
                                                                                           -----------------
         Cash Collateral Account Balance as of end of day on current                           9,000,000.00

G(3)     Cash Enhancement Surplus                                                                      0.00

G(4)     Available Cash Collateral Amount                                                      9,000,000.00
         Required Cash Collateral Amount                                                       9,000,000.00
         Required Cash Collateral Percentage                                                           1.00%

G(5)     Required Draw Amount                                                                          0.00


H        Interest Funding Account

H(1)     Interest Funding Account Balance as of end of day on preceding
         Distribution Date                                                                     2,754,825.00
         Deposits to Interest Funding Account                                                  1,285,585.00
         Interest Funding Investment Proceeds                                                      2,021.10
         Withdrawals from Interest Funding Account                                                (2,021.10)
                                                                                           -----------------
         Interest Funding Account Balance as of end of day on current                          4,040,410.00
         Distribution Date

         Exhibit 99 F, G and H
         Page 13 of 17

I        Class A Available Funds

I(1)     Class A Floating Percentage                                                                  30.87%

I(2)     Principal Funding Investment Proceeds (if applicable to Class A)                              0.00
         Cash Collateral Account Investment Proceeds                                               9,065.73
         Interest Funding Account Investment Proceeds                                              1,714.99
         Class A Finance Charge Collections (excluding Interchange)                            9,369,336.06
         Class A allocation of Servicer Interchange                                            2,196,813.00
         Reserve Draw Amount (if applicable to class A)                                                0.00
                                                                                           -----------------
         Class A Available Funds                                                              11,576,929.78

I(3)     Class A Monthly Interest                                                              1,187,760.00
                                                                                           -----------------
         Class A Interest Shortfall                                                                    0.00

I(4)     Class A Additional Interest                                                                   0.00
         Class A Servicing Fee                                                                   787,500.00
         Class A Allocation of Service Interchange                                               472,500.00
         Class A Investor Default Amount                                                       2,837,607.60

I(5)     Distribution of Class A Available Funds
         Class A Monthly Interest plus amounts previously due but not distributed              1,187,760.00
         Class A Additional Interest plus amounts previously due but not distributed                   0.00
         Class A Servicing Fee plus amounts previously due but not distributed                   787,500.00
         Class A Allocation of Servicer Interchange                                              472,500.00
         Class A Investor Default Amount                                                       2,837,607.60
                                                                                           -----------------
         Total Class A Excess Spread                                                           6,291,562.18

I(6)     Class A Required Amount                                                                       0.00


J        Class B Available Funds

J(1)     Class B Floating Percentage                                                                   2.39%

J(2)     Principal Funding Investment Proceeds (if applicable to Class B)                              0.00
         Cash Collateral Account Investment Proceeds                                                 701.88
         Interest Funding Account Investment Proceeds                                                132.78
         Class B Finance Charge Collections (excluding Interchange)                              725,387.53
         Class B Allocation of Servicer Interchange                                              170,080.44
         Reserve Draw Amount (if applicable to Class B)                                                0.00
                                                                                           -----------------
         Class B Available Funds                                                                 896,302.63

J(3)     Class B Monthly Interest                                                                 97,825.00
                                                                                           -----------------
         Class B Interest Shortfall                                                                    0.00

J(4)     Class B Additional Interest                                                                   0.00
         Class B Servicing Fee                                                                    60,937.50
         Class B Allocation of Servicer Interchange                                               36,562.50

J(5)     Distribution of Class B Available Funds
         Class B Monthly Interest plus amounts previously due but not distributed                 97,825.00
         Class B Additional Interest plus amounts previously due but not distributed                   0.00
         Class B Servicing Fee plus amounts previously due but not distributed                    60,937.50
         Class B Allocation of Servicer Interchange                                               36,562.50
                                                                                           -----------------
         Total Class B Excess Spread                                                             700,977.63

J(6)     Class B Investor Default Amount                                                         219,691.68

         Class B Required Amount                                                                       0.00

         Exhibit 99 F, G and H
         Page 14 of 17

K        Collateral Available Funds

K(1)     Collateral Floating Percentage                                                                3.12%

K(2)     Collateral Finance Charge Collections                                                   946,949.42
         Collateral Allocation of Interest Funding Account Proceeds                                  173.33
         Collateral Allocation of Servicer Interchange                                           222,029.69
         Collateral Allocation of Cash Collateral Account Investment Proceeds                        916.26
                                                                                           -----------------
         Collateral Available Funds                                                            1,170,068.70

K(3)     Collateral Monthly Interest                                                             145,626.25
                                                                                           -----------------
         Collateral Interest Shortfall                                                                 0.00

K(4)     Collateral Additional Interest                                                                0.00
         Collateral Servicing Fee                                                                 79,687.50
         Collateral Allocation of Servicer Interchange                                            47,812.50

K(5)     Distribution of Collateral Available Funds
         Collateral Servicing Fee plus amounts previously due but not distributed                 79,687.50
         Collateral Allocation of Servicer Interchange                                            47,812.50
                                                                                           -----------------
         Total Collateral Excess Spread                                                        1,042,568.70

K(6)     Collateral Investor Default Amount                                                      286,794.16

K(7)     Collateral Required Amount                                                                    0.00


L        Excess Spread and Excess Finance Charge Collections

L(1)     Total Excess Spread                                                                   8,035,108.51
         Excess Finance Charge Collections allocated from other series                                 0.00
                                                                                           -----------------
         Subtotal                                                                              8,035,108.51

L(2)     Applied to class A Monthly Interest & Additional Interest                                     0.00
         Applied to class A Servicing Fee                                                              0.00
         Applied to class A Investor Default Amount                                                    0.00
         Applied to class A Investor Charge Offs                                                       0.00
         Applied to class B Monthly Interest & Additional Interest                                     0.00
         Applied to class B Servicing Fee                                                              0.00
         Applied to class B Investor Default Amount                                              219,691.68
         Applied to class B Invested Amount reductions                                                 0.00
         Applied to collateral Servicing Fee                                                           0.00
         Applied to collateral Monthly Interest & Additional Interest                            145,626.25
         Applied to collateral Default Amount                                                    286,794.16
         Applied to collateral Indebtedness Amount reductions                                          0.00
         Applied to cash collateral Account                                                            0.00
         Applied to Other Amount Due to collateral Indebtedness Holder                                 0.00
         Applied to Reserve Account                                                                    0.00
         Applied to cash collateral Depositor                                                          0.00
                                                                                           -----------------
         Total Excess Finance Charge Collections                                               7,382,996.42

L(3)     Finance Charge Shortfall                                                                      0.00

L(4)     Portion of Reallocated Principal Collections applied to Required Amount                       0.00

         Exhibit 99 F, G and H
         Page 15 of 17

M        Principal Collections

M(1)     Collections of Principal Receivables allocable to Series 1996-1                     167,681,653.68
         Excess Principal Collections with respect to other Series                                     0.00
                                                                                           -----------------
         Subtotal                                                                            167,681,653.68

M(2)     Class A Fixed Percentage                                                          N/A
         Class A Monthly Principal                                                                     0.00

M(3)     Class B Fixed Percentage                                                          N/A
         Class B Monthly Principal                                                                     0.00

M(4)     Collateral Fixed Percentage                                                       N/A
         Collateral Monthly Principal                                                                  0.00

M(5)     Allocation of Principal Collections
         Deposit to Principal Funding Account                                                          0.00
         Distribution to Collateral Indebtedness Holder                                                0.00
         Excess Principal Collections                                                        167,681,653.68
         Principal Shortfall                                                                           0.00

M(6)     Class B Subordinated Principal Collections                                           11,235,611.20
         Collateral Subordinated Principal Collections                                        14,667,408.77
                                                                                           -----------------
         Total Subordinated Principal Collections                                             25,903,019.97

M(7)     Reallocated Principal Collections pursuant to Section 4.9(a)                                  0.00
         Reallocated Principal Collections pursuant to Section 4.9(b)                                  0.00
         Reallocated Principal Collections pursuant to Section 4.9(c)                                  0.00
                                                                                           -----------------
         Total Reallocated Principal Collections                                                       0.00


N        Accumulation Period

N(1)     Controlled Accumulation Amount (Class A)                                          N/A
         Deficit Controlled Accumulation Amount (Class A)                                  N/A
                                                                                           -----------------
         Controlled Deposit Amount (Class A)                                                           0.00

N(2)     Controlled Accumulation Amount (Class B)                                          N/A
         Deficit Controlled Accumulation Amount (Class B)                                  N/A
                                                                                           -----------------
         Controlled Deposit Amount (Class B)                                                           0.00

N(3)     Accumulation Period Factor                                                                    0.99
         Monthly Payment Rate                                                                       18.8203%
         Required Accumulation Factor Number                                                          12.00
         Accumulation Period Length                                                                       0

         Exhibit 99 F, G and H
         Page 16 of 17

O        Investor Charge Offs

O(1)     Class A Investor Charge Offs                                                                  0.00
         Class B Investor Charge Offs                                                                  0.00

O(2)     The amount of reimbursed Class A Investor Charge Offs                                         0.00
         The amount of reimbursed Class B Investor Charge Offs                                         0.00

O(3)     The amount, if any, by which the outstanding principal Balance of the
         Certificates exceeds the Invested Amount after giving effect to all transactions on the Distribution Date
         Class A                                                                                       0.00
         Class B                                                                                       0.00


P Distributions to Class A Certificateholders (per $1,000 original principal amount)

P(1)     Total distribution to Class A Certificateholders                                              1.57
         Amount with respect to interest                                                               1.57
         Amount with respect to principal                                                              0.00
P(2)     Class A Investor Charge Offs                                                                  0.00
P(3)     The amount of reimbursed Class A Investor Charge Offs                                         0.00


Q Distributions to Class B Certificateholders (per $1,000 original principal amount)

Q(1)     Total distribution to Class B Certificateholders                                              1.67
         Amount with respect to interest                                                               1.67
         Amount with respect to principal                                                              0.00
Q(2)     Class B Investor Charge Offs                                                                  0.00
Q(3)     The amount of reimbursed Class B Investor Charge Offs                                         0.00


R Distributions to Collateral Indebtedness Holders (per $1,000 original principal amount)

R(1)     Total distribution to Collateral Indebtedness Holders                                         1.70
         Amount with respect to interest                                                               1.70
         Amount with respect to principal                                                              0.00
R(2)     Collateral Investor Charge Offs                                                               0.00
R(3)     The amount of reimbursed Collateral Investor Charge Offs                                      0.00



     NATIONSBANK  OF  DELAWARE,  N.A.
     As  Servicer


By:     \s\  R.  Brian  Rozelle
        -----------------------
Name:        R.  Brian  Rozelle
Title:       Assistant  Vice  President


                                              Exhibit 99 F, G and H
                                                  Page 17 of 17